SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2007

 K-TRON INTERNATIONAL, INC.
(Exact Name of Registrant Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	0-9576 (Commission File Number)	22-1759452 (I.R.S. Employer Identification No.)

Routes 55 & 553 P.O. Box 888	08071-0888
Pitman, New Jersey	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (856) 589-0500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2007, K-Tron International, Inc. issued a press release announcing its first quarter 2007 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.     Description

99.1	Press Release dated May 7, 2007 issued by K-Tron International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.

By EDWARD B. CLOUES, II
Edward B. Cloues, II
Chairman of the Board and Chief Executive Officer

Dated: May 7, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 7, 2007 issued by K-Tron International, Inc.